UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2016

COMMAND CENTER, INC.
(Exact name of registrant as specified in its charter)

Washington	000-53088	91-2079472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3609 S. Wadsworth Blvd., Suite 250 Lakewood, Colorado	80235
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:  866-464-5844

(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On November 17, 2016, the Company’s shareholders approved four proposals at the annual meeting of shareholders. Of the 60,633,248 shares of the Company’s Common Stock outstanding as of the record date of October 7, 2016 and entitled to vote at the annual meeting, 54,514,788 shares were represented at the annual meeting. Each share of common stock was entitled to one vote with respect to matters submitted to the Company’s shareholders at the annual meeting.
A description of each matter voted upon at the annual meeting is set forth in detail in the Proxy Statement which was filed with the Securities and Exchange Commission on October 11, 2016 under Section 14(a) of the Securities Exchange Act of 1934.

At the 2016 Annual Meeting, the shareholders of the Company: (1) elected each of the seven director nominees set forth below to serve one-year terms, expiring at the 2017 Annual Meeting of Shareholders; (2) ratified the appointment of PMB Helin Donovan LLP as independent auditors; and (3) approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers; and (4) ratified and approved the 2016 Stock Incentive Plan.
Proposal 1: Election of Directors
The voting results for the annual election of directors are as follows:

Name of Candidate	For	Withheld
Steven Bathgate	22,234,757	15,709,421
Richard Finlay	18,629,009	19,315,169
R. Rimmy Malhotra	29,385,757	8,558,421
Frederick Sandford	28,388,801	9,555,377
John Schneller	28,103,044	9,841,134
JD Smith	25,707,704	12,236,474
John Stewart	25,708,054	12,236,124
Proposal 2: Ratification of PMB Helin Donovan LLP as Independent Registered Public Accounting Firm
The Company’s shareholders ratified the Audit Committee’s appointment of PMB Helin Donovan LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2016. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions
54,371,917	128,944	13,927

Proposal 3: Advisory Vote on Executive Compensation
The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions
24,945,840	12,895,338	103,000
Proposal 4: Approval of 2016 Stock Incentive Plan
The Company’s shareholders ratified and approved the Command Center 2016 Stock Incentive Plan. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions
23,708,970	14,140,508	94,700
No other items were presented for shareholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.

November 23, 2016	By:	/s/ Ronald L. Junck
Executive Vice President, General Counsel and Secretary

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